UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2024

BrightSpring Health Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41938	82-2956404
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 N. Whittington Parkway

Louisville, Kentucky 40222

(Address of Principal Executive Offices) (Zip Code)

(502) 394-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTSG	The Nasdaq Stock Market LLC
6.75% Tangible Equity Units	BTSGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2024, the Board of Directors (the “Board") for BrightSpring Health Services, Inc. (the “Company”) increased the number of directors serving on the Board from six (6) to seven (7) and appointed Timothy A. Wicks to the Board as a Class I director to fill the resulting vacancy and to serve until the end of Class I’s term expiring at the next annual meeting of stockholders and until his successor shall be elected and qualified. The Board further appointed Mr. Wicks to serve as a member of the Audit Committee of the Board.

Mr. Wicks’ appointment satisfies the Securities and Exchange Commission (“SEC”) rules and the Nasdaq listing standards that require listed companies to have an audit committee composed of at least a majority of independent directors within 90 days of listing. Following the appointment of Mr. Wicks, the Audit Committee of the Board consists of Olivia Kirtley, who serves as the Chair, Mr. Wicks and Johnny Kim. Each of Ms. Kirtley and Mr. Wicks qualify as an independent director under the corporate governance standards of Nasdaq and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended. In addition, each of Ms. Kirtley, Mr. Wicks and Mr. Kim qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K.

Mr. Wicks will be compensated for his service as a director in accordance with the Company’s policy on non-employee director compensation when adopted by the Board. In connection with Mr. Wicks' appointment to the Board, the Company intends to enter into an indemnification agreement with Mr. Wicks in substantially the same form as the Company has entered into with each of the Company’s existing directors and as previously filed with the SEC.

There are no arrangements or understandings between Mr. Wicks and any other person pursuant to which he was selected as a director. There has been no transaction, nor is there any currently proposed transaction, between Mr. Wicks and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTSPRING HEALTH SERVICES, INC.

By:	/s/ Jennifer Phipps
Name:	Jennifer Phipps
Title:	Chief Accounting Officer

Date: April 26, 2024